SCHEDULE 14-A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No. ____)

               Filed by the Registrant                      [X]
               Filed by a Party other than the Registrant   [ ]

               Check the appropriate box:

               [ ] Preliminary Proxy Statement
               [ ] Confidential, for Use of the Commission Only
                   (as permitted by Rule 14a-6(e)(2))
               [X] Definitive Proxy Statement
               [ ] Definitive Additional Materials
               [ ] Soliciting Material Pursuant to section 240.14a-11(c)
                    or section 240.14a-12


                       EXCALIBUR TECHNOLOGIES CORPORATION
                (Name of Registrant as Specified In Its Charter)
   -------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)
   -------------------------------------------------------------------------

Payment of Filing Fee (Check the Appropriate Box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(j)(2), or item 22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to
     Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     -----------------------------------------------------------------------
     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     ------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     -------------------------------------------------------------------------

                     EXCALIBUR TECHNOLOGIES CORPORATION
                     9255 Towne Centre Drive, 9th Floor
                           San Diego, California 92121


                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Excalibur Technologies Corporation, a Delaware corporation ("Excalibur" or the "Company"), will be held at The University Club located at 1 West 54th Street, New York, New York 10022, at 10:00 a.m. on Friday, November 17, 1995, for the following purposes:

      PROPOSAL 1. To elect seven directors of the Company for terms expiring at the 1996 Annual Meeting;

      PROPOSAL 2. To consider and act upon a proposal to approve, for purposes of Section 422 of the Internal Revenue Code, the adoption of the Company's 1995 Stock Option Plan authorizing the granting of options to purchase up to 400,000 shares of the Company's common stock pursuant to which options to purchase 322,950 shares of the Company's common stock have been granted to Excalibur employees who were previously employed by ConQuest Software, Inc.

and to transact such other business as may properly come before the meeting or any adjournment thereof.

      The close of business on October 19, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

      PLEASE SIGN, DATE AND MAIL YOUR PROXY IN THE ENVELOPE PROVIDED FOR YOUR CONVENIENCE. YOU MAY REVOKE THIS PROXY AT ANY TIME AND, IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.

                                    By Order of the Board of Directors,



                                          Patrick Condo
                                          President

Dated:      October 16, 1995

                     EXCALIBUR TECHNOLOGIES CORPORATION


              ----------------------------------------------------

                                Annual Meeting of
                                  Shareholders

              ----------------------------------------------------


                                 PROXY STATEMENT


      This Proxy Statement is being mailed to shareholders on or about October 20, 1995 in connection with the solicitation of proxies for use at the 1995 Annual Meeting of Shareholders of Excalibur Technologies Corporation, a Delaware corporation (the "Company"), to be held at the time and place and for the purposes set forth in the accompanying Notice of Meeting. The Company's principal executive offices are located at 9255 Towne Centre Drive, 9th Floor, San Diego, California 92121.

      On September 22, 1995, there were outstanding 11,549,541 shares of common stock, par value $.01 per share, each entitled to one vote. The Board of Directors has fixed October 19, 1995 as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting.

      A form of proxy is enclosed for use at the Meeting. The proxy may be revoked by a shareholder at any time prior to the exercise thereof, and any shareholder present at the meeting may revoke his proxy thereat and vote in person if he or she so desires. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted for the election of the nominees for directors named herein (unless authority to vote is withheld) and in favor of all other proposals stated in the Notice of Meeting and described in this Proxy Statement.

      The Company's Annual Report for the fiscal year ended January 31, 1995 is enclosed with this Proxy Statement for each stockholder who has not previously been sent the Annual Report.

PROPOSAL 1

                              ELECTION OF DIRECTORS

GENERAL

      Seven directors, all of whom are members of the present Board of Directors, have been nominated for election as directors of the Company until the next annual meeting and until their respective successors are elected and qualified. The persons named in the proxy, who have been designated by the management, intend, unless otherwise instructed on the proxy card, to vote for the election to the Board of Directors of the persons named below. If any nominee should become unavailable to serve, the proxy may be voted for the election of another person designated by the Board of Directors. The Board has no reason to believe any of the persons named will be unable to serve if elected. Mr. Kennedy is expected to serve upon recovering from his stroke. The affirmative vote of the holders of a plurality of the shares of common stock voting at the meeting is necessary for the election of directors.


INFORMATION CONCERNING DIRECTORS AND NOMINEES

      Information regarding each nominee for director is set forth in the following table:

NAME                      AGE             POSITION

Richard M. Crooks, Jr.    55              Chairman of the Board of Directors

J. M. Kennedy             48              Chief Executive Officer, Director

Edwin R. Addison          38              Executive Vice President, Director

James W. Dowe, III        53              Chief Scientist, Director

Jay H. Diamond            44              Director

W. Frank King III         55              Director

Philip J. O'Reilly        57              Director


      Richard M. Crooks, Jr. has been Chairman of the Board of Directors and a Director of the Company since June 1990. Mr. Crooks has been a President of RMC Consultants, a financial advisory services firm, since June 1990. Mr. Crooks is a director of and consultant to Allen & Company Incorporated (Allen), a privately held investment banking firm, which is the Company's principal shareholder. Mr. Crooks served as a Managing Director of Allen for more than five years prior to June 1990. Mr. Crooks is a director of IMRE Corporation, a biotechnology company engaged in developing, manufacturing and marketing products for the treatment of immune-related diseases and cancers.

      J. M. Kennedy has been the Chief Executive Officer of the Company since January 1992, a Director since March 1992, and the President of the Company since May 1992. From January 1990 to January 1992, Mr. Kennedy was a partner in Geneva Group International, a management consulting and search firm specializing in emerging software companies. Prior to that, he held several sales, marketing and management positions with Cullinet Inc., Seagate Technology, GRID Systems and IBM. The Company announced in August, 1995 that Mr. Kennedy suffered what has been described as a stroke and is temporarily unable to fulfill his duties. During his absence, Patrick Condo, the Company's President, is assuming Mr. Kennedy's duties as Chief Executive Officer.

      Edwin R. Addison was elected a Director of the Company in July, 1995 at the time when the Company acquired ConQuest Software, Inc. which Mr. Addison helped to found in 1990. Mr. Addison is serving as the Company's Executive Vice President. Prior to ConQuest, Mr. Addison was a Senior Associate at Booz Allen & Hamilton and an engineer with Westinghouse. He has served from time to time as a part-time graduate instructor in Computer Science and Electrical Engineering at The Johns Hopkins University in Baltimore, Maryland. In connection with the acquisition of ConQuest, Allen & Company Incorporated, Mr. Crooks, Mr. Kennedy and Mr. Condo have agreed to vote their shares in favor of the election of Mr. Addison to the Board.

      James W. Dowe III has been the Company's Chief Scientist since its formation in February 1980 and from February 1980 until June 1990. Chairman of the Board. He was also President and Chief Executive Officer from the date of the Company's formation until July 1984. In addition to working with the Company, Mr. Dowe is a Vice President of Microbics Corporation, a private biotechnology company in Carlsbad, California.

      Jay H. Diamond has been a Director of the Company since February 1989. Mr. Diamond is a partner in the law firm of Holtzmann, Wise & Shepard, in New York, New York, where he has been in practice for more than five years.

      W. Frank King III was elected a Director of the Company in June 1992. He is presently President and a Director of Pencom Software, a leading provider of technology and resources for open systems computing. From 1988 to November 1991, Dr. King was a Senior Vice President of Development of Lotus Development Corporation, a software company. Prior to joining Lotus, Dr. King held various positions with IBM over 17 years, the most recent as Vice President of Development in its Entry Systems Division. Dr. King is a director of Weitek Corporation, a semiconductor company, State of the Art, Inc., a developer of high-end microcomputer accounting software, SystemSoft Corporation, a software engineering company, and Auspex, Inc, a computer server manufacturer.

      Philip J. O'Reilly has been a Director of the Company since April 1988. Mr. O'Reilly is a partner in the law firm of O'Reilly, Marsh, Kearney & Corteselli P.C., in Mineola, New York. Mr. O'Reilly has been in private practice for more than the past five years. Mr. O'Reilly is a director of Imre Corporation, a biotechnology company engaged in the developing, manufacturing and marketing products for the treatment of immune-related diseases and cancers.

EXECUTIVE COMPENSATION.

SUMMARY COMPENSATION TABLE

      The following table is the compensation paid by the Company for each of the three years in the period ended January 31, 1995 to the Chief Executive Officer and each of the other four most highly compensated current executive officers of the Company whose compensation exceeded $100,000:

                                                                   Long Term Compensation
                                                              ----------------------------
                                   Annual Compensation              Awards          Payouts
                              -----------------------------   --------------------  --------
                                                  Other                 Securities               All
                                                  Annual      Restricted  Under-                 Other
                                                  Compen-       Stock     lying       LTIP      Compen-
Name and PrinciFiscal                             sation        Award     Option/    Payouts    sation
Position               Year  Salary($)  Bonus($)    ($)          ($)      SARs(#)      ($)        ($)
--------------------   ----   -------   -------   -----------   -------   -------   -------   -----------
J. M. Kennedy          1995   225,000    20,000                                                124,169 (a)
Chief Executive        1994   250,000   145,000                                                 86,547 (b)
  Officer              1993   200,000   195,000                           100,000

David Lambert(1)       1995   125,000    41,875                                                 24,000 (c)
Executive Vice         1994   125,000    43,240                            95,000               16,000 (c)
President, CFO,        1993    17,629
  Secretary
  and Treasurer

Patrick C.Condo(2)     1995    94,633    73,856                            75,000
President              1994    73,333    30,668                            15,000
                       1993    19,897

David C. Jones(3)      1995   140,000    42,273     4,510 (d)
Vice President,Sales   1994   140,000    37,464                            15,000
  and Marketing        1993    55,730     8,334                            80,600               50,000 (c)

James W. Dowe I        1995   125,000
Chief Scientist        1994   125,000
                       1993   125,000

(1) Mr. Lambert joined the Company on December 10, 1992 and resigned as an employee as of June 16, 1995.
(2) Mr. Condo joined the Company on November 13, 1992 and became an executive officer on August 5, 1994.
(3) Mr. Jones joined the Company on September 6, 1992 and resigned as an employee on April 10, 1995.


(a) Reimbursed commuting expenses of $13,282, relocation expenses of $54,528 and reimbursed taxes of $56,368.
(b) Reimbursed commuting expenses of $42,754 and reimbursed taxes of $43,793.
(c)  Relocation expenses.
(d)  Vacation upon termination of employment.

OPTION GRANTS IN LAST FISCAL YEAR
                                                           Potential Realizable
                    Individual Grants                        Value of Assumed
            ----------------------------------                Annual Rates of
                          % of Total                             Stock Price
                          Options       Exer-                 Appreciation for
                          Granted to    cise or   Expir-        Option Term
            Options       Employees in  Base      ation     -------------------
Name        Granted (#)   Fiscal Year   Price     Date      5% ($)     10% ($)
---------   -----------   -----------   -----   ---------   --------   --------
J. M.
  Kennedy       -             -

David
  Lambert(1)    -             -

Patrick C.
  Condo       75,000        73.53%      $6.34    12/06/04   $434,163   $963,052

David C.
  Jones (2)     -             -

James W.
  Dowe III      -             -

(1)  Mr. Lambert resigned as an employee of the Company as of June 16, 1995.

(2)  Mr. Jones resigned as an employee of the Company on April 10, 1995.


AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

      The Following table sets forth, for each of the executive officer named in the Summary Compensation Table above, each exercise of stock options during the fiscal year ended January 31, 1995, and the year-end value of unexercised options:

                                                                Value of
                                              Number of        Unexercised
                                             Unexercised      In-the Money
                                              Options at       Options at
                 Shares                        Year-End:        Year-End:
               Acquired on       Value       Exercisable/      Exercisable/
Name           Exercised($)   Realized($)   Unexercisable    Unexercisable (1)
----           ------------   -----------   --------------   -----------------
J. M.               -0-            -0-             335,000
  Kennedy                                   285,000/50,000      $390,000 / -0-

David               -0-            -0-              95,000
  Lambert(2)                                 30,000/65,000           -0- / -0-

David C.            -0-            -0-              95,600
  Jones (3)                                     95,600/-0-           -0- / -0-

Patrick C.          -0-            -0-             100,000
  Condo                                       8,750/91,250           -0- / -0-

James W.            -0-            -0-             195,000
  Dowe III                                     195,000/-0-           -0- / -0-

(1) The closing price of the Company's common stock on January 31, 1995, the last trading day of the Company's fiscal year end, was $7.50.

(2)  Mr. Lambert resigned as an employee of the Company as of June 16, 1995.

(3) Mr. Jones resigned as an officer of the Company on January 10, 1995, and resigned as an employee of the Company on April 10, 1995.

REPORT OF THE COMPENSATION COMMITTEE

      The following is the Report of the Compensation Committee of the Board of Directors, describing the compensation policies and rationale applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended January 31, 1995 (the information contained in the report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and exchange Commission (SEC) nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the Securities Act) or the Securities Exchange Act of 1934, as amended (the Exchange Act), except to the extent that the Company specifically incorporates it by reference into such filing):

            As members of Compensation Committee, it is our duty to set compensation policies applicable to the Company's executive officers and to evaluate the performance of the Company's executive officers.

            The compensation policy of the Company is that a substantial portion of the annual compensation of each executive officer should relate to and be contingent upon the performance of the Company, as well as the individual contribution of each executive officer. Under the Company's bonus scheme, bonuses are paid based upon the Company attaining certain sales, expense and profitability goals and on each officer's individual contribution to the Company's attainment of such goals.

            Mr. Kennedy's base salary for fiscal 1995 and 1994 was $250,000 reduced to $200,000 effective August 1, 1994. The salary was determined by negotiation between Mr. Kennedy and the Company. For the fiscal year ended January 31, 1995, Mr. Kennedy was paid $20,000 for the achievement of certain goals during the fiscal year ended January 31, 1994.

            During fiscal 1995, the Committee also considered stock option grants to each of the executive officers of the Company. If the officer received stock options, it was based on his responsibilities and relative position in the Company. These grants were approved by the Stock Option Plan Administration Committee which includes Mr. Crooks and Mr. Dowe and which administers the Company's Incentive Plan.

            No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries.

      Compensation Committee: Jay H. Diamond
                              Philip J. O'Reilly
                              W. Frank King III

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Jay H. Diamond, a Director of the Company is a member of the law firm of Holtzmann, Wise & Shepard, New York, New York, which performed legal services for the Company during the last fiscal year and is performing legal services in the current fiscal year. The fees paid to Holtzmann, Wise & Shepard during the fiscal year ended January 31, 1995 did not exceed 5% of such firm's gross revenues for its last full fiscal year.

PERFORMANCE GRAPH

      The following graph is a comparison of the cumulative total return to shareholders of the Company's common stock at January 31, 1995 since February 1, 1990 to the cumulative total return over such period of (i) the NASDAQ Stock Market-U.S., and (ii) the Standard & Poor's High Tech Composite. The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
   AMONG EXCALIBUR TECHNOLOGIES CORPORATION, THE NASDAQ STOCK MARKET-US INDEX
                     AND THE S&P HIGH TECH COMPOSITE INDEX

    (Cumulative Total Return graph appears here, plot points are as follows)


                           Jan-90   Jan-91   Jan-92   Jan-93   Jan-94   Jan-95
EXCALIBUR TECHNOLOGIES
CORPPRATON                  $100     $175     $216     $159     $146     $ 95

NASDAQ STOCK MRKT - US      $100     $103     $158     $179     $204     $195

S&P HIGH TECH COMPOSITE     $100     $115     $123     $128     $158     $176


* $100 Invested on January 31, 1990 in stock or index - including reinvestment of dividends.
  Fiscal Year Ending January 31.

EMPLOYMENT AGREEMENTS

      On January 11, 1992, the Company entered into an Employment Agreement with
J. M. Kennedy, which was subsequently amended in February 1993, September 1993, and February 1995 (as amended, the Employment Agreement). The Employment Agreement provides that Mr. Kennedy will serve as Chief Executive Officer of the Company until February 1, 1997. Under the Employment Agreement, Mr. Kennedy's annual salary is $200,000, and he is eligible to receive additional incentive compensation for achieving performance goals set by the Compensation Committee of the Board of Directors. Pursuant to the Employment Agreement, Mr. Kennedy received stock option grants to purchase 175,000 shares of Common Stock at $17.02 per share and to purchase 60,000 shares at $1.00 per share.

      On July 20, 1995, the Company entered into an Employment Agreement with Edwin Addison which provides that Mr. Addison will serve as Executive Vice President of the Company until July 20, 1997 at an annual salary of $150,000. Mr. Addison is eligible to receive additional incentive compensation upon the achievement of certain goals by the Company. Pursuant to his employment agreement Mr. Addison received options to purchase 40,000 shares of common stock at an exercise price of $15.23 per share.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

      The following table sets forth, as of September 20, 1995, information concerning the ownership of common stock of the Company of all persons known to the Company to beneficially own 5% or more of the Company's common stock, each director of the Company and all directors and officers of the Company as a group.

                                                             Percent
                                 Amount and Nature          of Class
Name and Address                   of Beneficial          Beneficially
of Beneficial Owner                Ownership (1)              Owned

Allen & Company Incorporated      3,187,846(2)(3)              27.0%
711 Fifth Avenue
New York, NY 10022

Edwin R. Addison                    511,736(4)                  4.4%

Richard M. Crooks, Jr               322,000(5)                  2.8%

J. M. Kennedy                       310,200(6)                  2.6%

James W. Dowe III                   195,492(7)                  1.7%

Philip J. O'Reilly                   30,000(8)                   *

Jay H. Diamond                       25,000(9)                   *

W. Frank King III                    35,000(10)                  *

All directors and executive       1,451,928(11)                11.7%
officers as a group (8 persons)


* Represents less than one percent of the outstanding common stock.

(1) To the Company's knowledge, each person listed has sole voting and investment power as to the shares indicated, except as described below.

(2) Does not include 1,436,632 shares owned by persons, including Mr. Crooks and entities which, together with Allen may be considered a "group," as such term is defined by Section 13(d) of the Securities Exchange Act of 1934, because many of these persons or entities are Allen stockholders, officers, directors or relatives of the foregoing (as reported on Schedule 13D filed with the Commission on April 8, 1994). No person or entity included in this possible "group," with the exception of Allen, owns 5% or more of the outstanding common stock.

(3) Includes 271,800 shares of common stock issuable upon conversion of 27,180 shares of the Company's cumulative convertible preferred stock.

(4) Includes (a) 127,767 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options at a price of $1.00 per share, expiring April 30, 1997; (b) 13,731 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options at a price of $2.00 per share expiring June 30, 1997; and (c) 11,027 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options at a price of $4.00 per share expiring December 31, 1998.

(5) Includes 50,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company at a price of $16.10 per share. Does not include shares owned by Allen, of which Mr. Crooks is a director, or 1,000 shares of common stock owned by Mr. Crooks' daughter, as to which Mr. Crooks disclaims beneficial ownership.

(6) Includes (a) 175,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company at a price of $17.02 per share, expiring January 11, 2002; (b) 60,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company at a price of $1.00 per share, expiring January 11, 2002; (c) 75,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options to purchase 100,000 shares of common stock of the Company at a price of $9.54 per share, of which an additional 12,500 shares vest every six months beginning April 23, 1996 through October 23, 1996, expiring October 23, 2002.

(7) Includes (a) 120,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company at a price of $8.125 per share, expiring May 17, 1999; (b) 50,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company at a price of $15.95 per share, expiring July 1, 2000; (c) 25,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company at a price of $15.75 per share, expiring May 8, 2001.

(8) Includes 25,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company at a price of $13.00 per share.

(9) Includes 25,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company at a price of $11.50 per share.

(10) Includes (a) 25,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company at a price of $12.50 per share, expiring July 2, 2002; (b) 10,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company at a price of $7.44 per share, expiring February 2, 2005.

(11) Includes 820,225 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

      Richard M. Crooks, Jr., the Chairman of the Board of Directors of the Company, is a director of and consultant to Allen & Company Incorporated.

      In April 1994, the Company completed a private placement offering of 625,000 shares of its common stock at an offering price of $8.00 per share. A registration statement was filed March 31, 1995 covering these shares. Allen & Company Incorporated acted as placement agent of the offering and was paid a fee of $200,000 in connection with this private placement.

      The Company's policy is that it will not make loans to, or enter into other transactions with directors, officers or affiliates unless such loans or transactions are approved by a majority of the Company's independent disinterested directors, may reasonably be expected to benefit the Company, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties. The Company believes that the transactions set forth herein were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

      The Company has adopted provisions in its Certificate of Incorporation that limit the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Delaware General Corporation Law. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

      See also "Compensation Committee Interlocks and Insider Participation" above.

DESCRIPTION OF 1989 STOCK OPTION PLAN

      In September 1989, the Company adopted, and its shareholders approved, the 1989 Stock Option Plan which authorized the granting of stock options and other forms of incentive compensation to purchase up to 300,000 shares of the Company's common stock in order to attract and retain personnel who possess a high degree of competence, experience and motivation. In meetings in each of January 1991, September 1991, August 1992 and May 1993, the shareholders approved increases of 300,000, 300,000, 700,000 and 850,000 shares in the number of shares which may be granted under the 1989 Stock Option Plan. Accordingly, at present, options to purchase up to 2,450,000 shares may be granted pursuant to the 1989 Stock Option Plan.

      The 1989 Stock Option Plan provides for the issuance of incentive stock options within the meaning of Section 422A of the Internal Revenue Code and non-incentive stock options, as well as stock appreciation rights. All employees, including officers and directors who are also employees, are eligible to be granted incentive stock options under the 1989 Stock Option Plan. Non-incentive stock options may be granted under the 1989 Stock Option Plan to employees or to other persons who perform substantial services for or on behalf of the Company, including officers and directors who are not members of the 1989 Stock Option Plan Administration Committee of the Board of Directors. Options are not transferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee.

      The 1989 Stock Option Plan is currently administered by the Stock Option Plan Administration Committee of the Board of Directors (the "Committee"), consisting of Richard M. Crooks, Jr. and James W. Dowe III. Subject to the terms of the 1989 Stock Option Plan, the Committee has the authority to determine all terms and provisions under which stock options are granted under the Stock Option Plan, including determining the individuals to whom options may be granted, the exercise price and number of shares subject to each option, the time or times during which all or a portion of each option may be exercised and certain other terms of each option. The maximum term of options granted under the 1989 Stock Option Plan is ten years.

      Under the Company's 1989 Stock Option Plan, incentive stock options have been granted to officers and key employees of the Company to purchase shares of the common stock at a purchase price equal to the fair market value of the common stock on the date of grant. The Committee has the power, when and to the extent it deems appropriate and with the consent of optionees, to substitute outstanding options with replacement options at a lower exercise price. Options granted and outstanding under the 1989 Stock Option Plan vest over a period of up to four years. The 1989 Stock Option Plan provides that optionees may be granted stock appreciation rights ("SARs") at the discretion of the Board of Directors. Upon the exercise of an SAR, payment will be made to the optionee by the Company in an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the option price. Payment may be made in shares of common stock, in cash, or partly in cash and partly in shares of common stock, as the Committee shall determine. When an SAR is exercised, the related stock option is surrendered; when a stock option is exercised, the related SAR, if any, is surrendered. No SARs have been granted to date under the 1989 Stock Option Plan. The vesting schedule of outstanding options would accelerate under the 1989 Stock Option Plan in the event of the occurrence of certain events constituting a change in control of the Company.

      Upon termination of an employee for cause, such employee's stock options will terminate. If the employee is involuntarily terminated without cause, his stock options will be exercisable for three months following termination or until the end of the option period, whichever is shorter. Upon the disability or retirement of the employee, stock options will be exercisable within the lesser of the remainder of the option period or one year from the date of disability or retirement. Upon the death of an employee, stock options will be exercisable by the deceased employee's representative within the lesser of the remainder of the option period or one year from the date of the employee's death. Unless otherwise determined by the Committee, only options which are exercisable on the date of termination, death, disability or retirement may be subsequently exercised. Options granted to non-employees including directors do not terminate upon termination of such persons' relationship with the Company.

      The 1989 Stock Option Plan may be amended by the Board of Directors, except that the Board may not, without the approval of the Company's stockholders, increase the number of shares available for distribution, decrease the option price of a stock option below 100% of the fair market value at grant, change the pricing rule applicable for stock purchase rights, change the class of employees eligible to receive awards under the 1989 Stock Option Plan or extend the term of any option award.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 and regulations of the SEC thereunder require the Company's executive officers and directors, and persons who own more that ten percent of a registered class of the Company's equity securities, to file reports of initial ownership and changes in ownership with the SEC. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during or with respect to the period from February 1, 1994 to January 31, 1995, all of the Section 16(a) filing requirements applicable to its executive officers, directors and ten percent shareholders were complied with except that Mr. Patrick Condo reported one option grant on Form 5 which was not filed on a timely basis.

PROPOSAL 2

            TO APPROVE, FOR PURPOSES OF SECTION 422 OF THE INTERNAL REVENUE CODE, THE ADOPTION OF THE COMPANY'S 1995 STOCK OPTION PLAN AUTHORIZING THE GRANTING OF OPTIONS TO PURCHASE UP TO 400,000 SHARES OF THE COMPANY'S COMMON STOCK PURSUANT TO WHICH OPTIONS TO PURCHASE 322,950 SHARES OF THE COMPANY'S COMMON STOCK HAVE BEEN GRANTED TO EXCALIBUR EMPLOYEES WHO WERE PREVIOUSLY EMPLOYED BY CONQUEST SOFTWARE, INC.

      In July, 1995 the Company acquired all of the outstanding shares of stock and options to acquire shares of stock of ConQuest Software, Inc., a private company located in Columbia, Maryland engaged in the business of providing natural language text management software tools. In order to provide an incentive to those ConQuest employees having a high degree of competence, experience and motivation the Company's Board of Directors adopted a Stock Option Plan (the "1995 Stock Option Plan"), a copy of which is attached as Appendix A authorizing the granting of stock options or other forms of incentive compensation to purchase up to 400,000 shares of the Company's common stock for the purpose of granting stock options to the former ConQuest employees. The
Board of Directors then issued 322,950 of such options to those employees. All of these options have an exercise price of $15.23 per share and vest in equal 12-1/2% increments every six months that the employee remains employed by Excalibur. The options have a term of ten years and are otherwise identical to options granted under the Company's 1989 Stock Option Plan which is described above. However, the Company's 1989 Stock Option Plan is registered under the Securities Act of 1933 (the "Act") with the Securities and Exchange Commission ("SEC"). The 1995 Stock Option Plan will not be registered under the 1933 Act with the SEC until July 20, 1997.

      This proposal, if adopted, will permit the options heretofore granted under the 1995 Stock Option Plan to former ConQuest employees to be treated as qualified incentive stock options under Section 422 of the Internal Revenue Code, to the extent permitted by law. In the opinion of the Board of Directors of the Company, this proposal should be approved in order to provide the foregoing tax benefit to the recipients of these options. In connection with the acquisition of ConQuest, Allen & Company Incorporated, Mr. Crooks, Mr. Kennedy and Mr. Condo have agreed to vote their shares in favor of this Proposal 2. The affirmative vote of the holders of a majority of the shares of common stock voting at the meeting of shareholders is necessary to approve the adoption of the 1995 Stock Option Plan pursuant to Section 422 of the Internal Revenue Code.

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED PROPOSAL 2 AND RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE IT.

DESCRIPTION OF 1995 STOCK OPTION PLAN

      The 1995 Stock Option Plan authorizes the granting of stock options and other forms of incentive compensation to purchase up to 400,000 shares of the Company's common stock in order to attract and retain personnel who possess a high degree of competence, experience and motivation. The terms of the 1995 Stock Option Plan are identical to the 1989 Stock Option Plan described above, except that the 1995 Stock Option Plan does not provide that optionees may be granted stock appreciation rights. The 1995 Stock Option Plan is currently administered by the Stock Option Plan Administration Committee of the Board of Directors consisting of Richard M.
Crooks, Jr. and James W. Dowe III.

                                  OTHER MATTERS

EXPENSES OF SOLICITATION

      The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, and the entire cost of such solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and employees of the Company, by personal interview, telephone and telegraph. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material and annual reports to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket and clerical expenses incurred by them in connection therewith.

DISCRETIONARY AUTHORITY

      The Annual Meeting is called for the specific purposes set forth in the Notice of Meeting and discussed above, and also for the purpose of transacting such other business as may properly come before the Meeting. At the date of this Proxy Statement the only matters which management intends to present, or is informed or expects that others will present for action at the Meeting, are those matters specifically referred to in such notice. As to any matters which may come before the Meeting other than those specified above, the proxy holders will be entitled to exercise discretionary authority.

                                    By Order of the Board of Directors,



                                          Patrick Condo
                                          President


Dated: San Diego, California
       October 16, 1995

APPENDIX A


                       EXCALIBUR TECHNOLOGIES CORPORATION

                               1995 INCENTIVE PLAN

                         SECTION 1. PURPOSE; DEFINITIONS

      The purpose of the Excalibur Technologies Corporation 1995 Incentive Plan (the "Plan") is to enable Excalibur Technologies Corporation (the "Company") to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees and the Company's stockholders, by offering such key employees performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

      For purposes of the Plan, the following terms shall be defined as set forth below:

      (a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

      (b)   "Board" means the Board of Directors of the Company.

      (c) "Book Value" means, as of any given date, on a per share basis (i) the stockholders' Equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by
(ii) the number of then outstanding shares of Stock as of such year-end date (as adjusted by the Committee for subsequent events).

      (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

      (e) "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

      (f) "Company" means Excalibur Technologies Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

      (g)   "Disability"   means   disability  as  determined  under  procedures
established by the Committee for purposes of this Plan.

      (h) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3) as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor definition adopted by the Commission.

      (i) "Fair Market Value" means, as of any given date, unless otherwise determined by the Committee in good faith, the mean between the highest and lowest quoted bid price, regular way, of the Stock on the NASDAQ System or, if no such sale of Stock occurs on such date, the fair market value of the Stock as determined by the Committee in good faith.

      (j) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422A of the Code.

      (k) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      (l) "Other Stock-Based Award" means an award under Section 6 below that is valued in whole or in part by reference to, or is otherwise based on, Stock.

      (m) "Stock" means the Common Stock, $.01 par value per share, of the Company.

      (n) "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 below.

      (o) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if the corporation (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      In addition, the terms "Change in Control" and "Change in Control Price" shall have the meanings set forth, respectively, in Sections 11(b), (c) and (d) below and the term "Cause" shall have the meaning set forth in Section 5(i) below.



                            SECTION 2. ADMINISTRATION

      The Plan shall be administered by a Committee of no fewer than two Disinterested Persons, who shall be appointed by the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan shall be exercised by the Board, if and to the extent that no Committee exists which has the authority to so administer the Plan.

      The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other key employees eligible under Section 4: (i) Stock Options, and/or (ii) Other Stock-Based Awards.

      In particular, the Committee shall have the authority:

      (a) to select the officers and other key employees of the Company and its Subsidiaries and Affiliates to whom Stock Options and/or Other Stock-Based Awards may from time to time be granted hereunder;

      (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible employees;

      (c) to determine the number of shares to be covered by each such award granted hereunder;

      (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

      (e) to determine whether and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Section 5(k) or
(1), as applicable, instead of Stock;

      (f) to determine whether, to what extent and under what circumstances grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis;

      (g) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant
(including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

      (h) to determine the terms and restrictions applicable to Stock Purchase Rights and the Stock purchased by exercising such Rights; and

      (i) to grant with the consent of the optionee, in substitution for outstanding Stock Options, replacement Stock Options, which may be at a lower exercise price, provided that, in the case of Incentive Stock Options, at an exercise price less than the Fair Market Value of the Stock at the time of replacement.

      The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

      All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.



                      SECTION 3. STOCK SUBJECT TO PLAN

      The  total  number  of  shares  of  Stock   reserved  and   available  for
distribution under the Plan shall be 400,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

      Subject to Section 6(b)(iv) below, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates, without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

      In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split spin-offs, spin-outs or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.



                           SECTION 4. ELIGIBILITY

      Officers, directors and key employees of the Company and its Subsidiaries and Affiliates (but excluding members of the Committee) and any other individual as determined by the Committee who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.



                          SECTION 5. STOCK OPTIONS

      Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

      Stock Options granted under the Plan may be of two types:
(i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

      The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

      Options granted under the Plan shall be subject to the following terms and
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

      (a) OPTION PRICE. The option price per share of Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock at the time of grant. Non-Qualified Stock Options may, in the discretion of the Committee, may be granted at a price per share less than the Fair Market Value of the Stock at the time of grant.

      (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Option is granted.

      (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

      (d) METHOD OF EXERCISE. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of Stock or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

            No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and if requested, has given the representation described in Section 10(a).

      (e) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

      (f) TERMINATION BY DEATH. Subject to Section 5(j), if an optionee's employment by the Company or any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

      (g) TERMINATION BY REASON OF DISABILITY. Subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

      (h) OTHER TERMINATION. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if the employment of an optionee by the Company or any Subsidiary or Affiliate terminates for any reason other than death or Disability, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option's term if the optionee is involuntarily terminated by the Company or any Subsidiary or Affiliate without Cause. For purposes of this Plan, "Cause" means a felony conviction of an optionee or the failure of an optionee to contest prosecution for a felony, or an optionee's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

      (i) INCENTIVE STOCK OPTIONS. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422A of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422A.

            To the extent  required for  "incentive  stock option"  status under
Section 422A(b)(7) of the Code (taking into account applicable Internal Revenue Service regulations and pronouncements), the Plan shall be deemed to provide that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) shall not exceed $100,000. If Section 422A is hereafter amended to delete the requirement now in
Section 422A(b)(7) that the plan text expressly provide for the $100,000 limitation set forth in Section 422A(b)(7), then this first paragraph of Section 5(i) shall no longer be operative.

      (j) BUYOUT PROVISIONS. The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

      (k) SETTLEMENT PROVISIONS. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.



                       SECTION 6. OTHER STOCK-BASED AWARDS

      (a) ADMINISTRATION. Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Stock awards or options valued by reference to Book Value or subsidiary performance, may be granted either alone or in addition to or in tandem with Stock Options granted under the Plan and/or cash awards made outside of the Plan.

            Subject to the provision of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period.

            The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

      (b) TERMS AND CONDITIONS.  Other Stock-Based  Awards made pursuant to this
Section 6 shall be subject to the following terms and conditions:

            (i) Subject to the provision of the Plan and the award agreement referred to in Section 6(b)(v) below, shares subject to awards made under this
Section 6 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

            (ii) Subject to the provisions of the Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 6 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

            (iii) Any award under this Section 6 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

            (iv) In the event of the participant's retirement, disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this
Section 6.

            (v) Each award under this Section 6 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

            (vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 6 may be issued for no cash consideration. Stock (including securities convertible into Stock) purchased pursuant to a purchase right awarded under this Section 6 shall be priced at least 50% of the Fair Market Value of the Stock on the date of grant.



                     SECTION 7. CHANGE IN CONTROL PROVISIONS

      (a) IMPACT OF EVENT.  In the event of a "Change in  Control" as defined in
Section  7(b),  unless  otherwise  decided  by  the  Committee,   the  following
acceleration and valuation provisions shall apply:

            (i) Any Stock Appreciation Rights (including, without limitation, any Limited Appreciation Rights) outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

            (ii) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock, Stock Purchase rights and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

            (iii) The value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 7(d) as of the date such Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

      (b) DEFINITION OF "CHANGE IN CONTROL". For purposes of Section 7(a), a "Change in Control" means the happening of any of the following:

            (i) When any "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

            (ii) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 7(b)(ii); or

            (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

      (c) CHANGE IN CONTROL PRICE. For purposes of this Section 7, "Change Control Price" means the highest price per share bid in any transaction reported on the NASDAQ System, or paid or offered in any bona fide transaction related to a Change in Control of the Company at any time during the 60 day period immediately preceding the occurrence of the Change in Control, in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights (or Limited Stock Appreciation Rights) or, where applicable, the date on which a cashout occurs under Section 7(a)(ii).


                    SECTION 8. AMENDMENT AND TERMINATION

      The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right (or Limited Stock Appreciation Right), Restricted or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award theretofore granted, without the optionee's or participant's consent, or which, without the approval of the Company's stockholders, would cause the Plan to no longer comply with Rule 16b-3 under the Exchange Act or any successor rule or other regulatory requirements.

      The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent.

      Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules.



                     SECTION 9. UNFUNDED STATUS OF PLAN

      The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.



                       SECTION 10. GENERAL PROVISIONS

      (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent and to agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

            All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

      (c) The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

      (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment or any kind otherwise due to the participant.

      (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall be permissible only if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards).

      (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.



                     SECTION 11. EFFECTIVE DATE OF PLAN

      The Plan shall be effective as of June 28, 1995. All options granted under the Plan shall be non-qualified subject to and conditional upon approval of the Plan by the affirmative vote of a majority of the votes cast by holders of the Stock at the next annual meeting of stockholders.



                          SECTION 12. TERM OF PLAN

      No Stock Option or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval, but awards granted prior to such tenth anniversary may extend beyond that date.

Appendix B

PROXY FORM
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PROXY                  EXCALIBUR TECHNOLOGIES CORPORATION                 PROXY
                       9255 Towne Centre Drive, 9th Floor
                          San Diego, California 92121

The undersigned holder of Common Stock of Excalibur Technologies Corporation (the "Company") hereby constitutes and appoints Patrick C. Condo and Jay H. Diamond, and each of them, attorneys and proxies with full power of substitution to each, for and in the name of the undersigned to vote the shares of Common Stock of the Company, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at The University Club, 1 West 54th Street, New York, New York 10033, on Friday, November 17, 1995 at 10:00 a.m., local time, or at any and all adjournments thereof, an all matters as may properly come before the meeting. The undersigned hereby revokes any and all proxies heretofore given with respect to such meetings.

Each of such attorneys and proxies present at the meeting shall and may exercise the powers granted hereunder.

Receipt is acknowledged of the Notice of Annual Meeting of Shareholders dated October 16, 1995 and the Proxy Statement accompanying said notice.

Said attorneys are hereby instructed to vote as specified below. (If no specification is made, this proxy will be voted FOR items 1 and 2 below.)

1. Election of the following six (6) nominees to serve as directors until the next annual meeting of shareholders and until their successors are elected and qualified.
          Nominees: Richard M. Crooks, Jr., J.M. Kennedy, Edwin R. Addison,
                    Jay H. Diamond, James W. Dowe III, W. Frank King III and Phillip J. O'Reilly

          [ ] FOR   [ ] WITHHELD   [ ]______________________________________
                                      For all nominees except as noted above

2. To consider and act upon a proposal to approve, for purposes of Section 422 of the Internal Revenue Code, the adoption of the Company's 1995 Stock Option Plan authorizing the granting of options to purchase up to 400,000 shares of the Company's common stock pursuant to which options to purchase 322,950 shares of the Company's common stock have been granted to Excalibur employees who were previously employed by ConQuest Software, Inc.

          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. In their discretion, to vote upon such other matters as any properly come before the meeting.
                                      Dated:_________________________________

                                      _______________________________________
                                                     Signature

                                      _______________________________________
                                            Signature(s) if held jointly

                                      Please sign you name as it appears hereon
                                      In the case of joint owners or tenants in common, each should sign. If signing as a trustee, guardian or in any other repre-sentative capacity or on behalf of a corp-oration or partnership, please indicate your title.
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